Exhibit 99.1

Press Release
For Further Information Contact:

INVESTORS:	MEDIA:
Byron Purcell	Susan Henderson
(717) 975-5809	(717) 730-7766
or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2019 Third Quarter Results

•    Third Quarter Net Loss from Continuing Operations of $17.3 Million or $0.02 Per Share, Compared to the Prior Year Third Quarter Net Loss of $18.2 Million or $0.02 Per Share

•    Third Quarter Adjusted Net Income from Continuing Operations of $14.7 million or $0.01 Per Share, Compared to the Prior Year Third Quarter Adjusted Net Income of $8.5 Million or $0.01 Per Share

•    Third Quarter Adjusted EBITDA from Continuing Operations of $142.8 Million, Compared to the Prior Year Adjusted EBITDA from Continuing Operations of $142.1 Million

•    Retail Same Store Sales Increased 1.6 Percent

•  Driven By 2.4 Percent Same Store Prescription Growth

•    Rite Aid and McKesson Announce They Will Enter into a 10-Year Drug Purchasing Agreement

•    Refinancing of Rite Aid’s Senior Secured Credit Facility is Substantially Completed

•    Rite Aid Narrows Guidance for Fiscal 2019

CAMP HILL, Pa. (Dec. 19, 2018) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended December 1, 2018.

For the third quarter, the company reported net loss from continuing operations of $17.3 million, or $0.02 per share, Adjusted net income from continuing operations of $14.7 million, or $0.01 per share, and Adjusted EBITDA from continuing operations of $142.8 million, or 2.6 percent of revenues.

“Our third quarter results reflect the progress we’re making in growing our retail and pharmacy benefits management businesses,” said Rite Aid CEO John Standley. “We realized our strongest prescription count performance in over two years and our best comparable store sales in over three years, driven by the success of our immunization business and other clinical pharmacy services that are benefiting our patients. We grew revenue by 5.6 percent at our EnvisionRxOptions PBM, driven by growth in our Medicare Part D membership. We look forward to building on this momentum by further improving clinical services in our pharmacy business, enhancing the customer experience in all channels and investing for further growth in both our retail and pharmacy services businesses.”

“In addition, as we separately announced today, we have agreed to the key terms of an amendment to our drug purchasing agreement with McKesson Corporation, continuing our relationship for an additional 10 years and providing us with competitive drug pricing and operating flexibility that will help drive future growth,” Standley said.

-MORE-

Third Quarter Summary

Revenues from continuing operations for the quarter were $5.5 billion compared to revenues from continuing operations of $5.4 billion in the prior year’s third quarter. Retail Pharmacy Segment revenues were $4.0 billion and increased 0.4 percent compared to the prior year period due to an increase in same store sales, partially offset by a reduction in store count. Revenues in the Pharmacy Services Segment were $1.5 billion, an increase of 5.6 percent compared to the prior year period, which was due to an increase in Medicare Part D membership.

Same store sales from Retail Pharmacy continuing operations for the quarter increased 1.6 percent compared to the prior year, consisting of a 3.1 percent increase in pharmacy sales and 1.5 percent decrease in front-end sales. Pharmacy sales included an approximate 108 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 2.4 percent compared to the prior year period due to strong results from immunizations and other initiatives to drive script growth. Prescription sales from continuing operations accounted for 67.6 percent of total drugstore sales.

Net loss from continuing operations was $17.3 million or $0.02 per share compared to last year’s third quarter net loss from continuing operations of $18.2 million or $0.02 per share. Adjusted net income from continuing operations was $14.7 million or $0.01 per diluted share compared to last year’s third quarter Adjusted net income from continuing operations of $8.5 million or $0.01 per diluted share.

Adjusted EBITDA from continuing operations was $142.8 million or 2.6 percent of revenues for the third quarter compared to Adjusted EBITDA from continuing operations of $142.1 million or 2.7 percent of revenues for the same period last year, an increase of $0.7 million. Stronger pharmacy gross profit from script count increases was offset by  weaker front end gross profit caused by a decline in front end same store sales and by increases in distribution costs caused primarily by the realignment of stores within Rite Aid’s distribution network. Stores were realigned to facilitate the sale of a distribution center to Walgreens Boots Alliance, Inc. (Nasdaq: WBA). Retail SG&A expense benefited from the receipt of $17.9 million of fees under the Transition Services Agreement (the “TSA”) with WBA, offset by increases in employee related costs.

In the third quarter, the company remodeled 21 stores and relocated one store, bringing the total number of wellness stores chainwide to 1,748. During the third quarter, the company closed one store, resulting in a total store count of 2,525 at the end of the third quarter.

Rite Aid Narrows Fiscal 2019 Guidance

Rite Aid has narrowed its fiscal 2019 guidance. Total revenues are expected to be between $21.8 billion and $21.95 billion in fiscal 2019 with same store sales expected to range from an increase of 0.5 percent to 1.0 percent over fiscal 2018. Adjusted net loss is now expected to be between $33 million and $14 million and adjusted net loss per share is expected to be between a loss of $0.03 and $0.01. Adjusted EBITDA is expected to be between $545 million and $570 million. Capital expenditures are expected to be approximately $250 million.

Credit Facility Refinancing

Rite Aid also announced that it has substantially completed a refinancing of its revolving credit facility that will extend its debt maturities and provide additional liquidity. The refinancing is expected to include (i) the replacement of its existing revolving credit facility that was scheduled to mature in 2020 with a new $2.7 billion senior secured asset-based revolving credit facility and (ii) a new $450 million senior secured asset-based term loan facility advanced on a “first-in, last-out” basis. The new senior secured credit facilities are expected to mature in 2023 subject to an earlier maturity on December 31, 2022 if Rite Aid has not repaid or refinanced its existing 6.125% senior notes due 2023 prior to such date. The Company currently expects to complete the refinancing by the end of December, 2018, subject to customary closing conditions.

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Conference Call Broadcast

Rite Aid will hold an analyst call at 5:00 p.m. Eastern Time today with remarks by Rite Aid’s management team. The call will be simulcast via the internet and can be accessed at www.riteaid.com in the conference call section of investor information. A playback of the call will also be available by telephone beginning at 10:00 p.m. Eastern Time today until 11:59 p.m. Eastern Time on Dec. 23, 2018. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the reservation number 1397837.

Rite Aid is one of the nation’s leading drugstore chains with 2,525 stores in 19 states. Information about Rite Aid, including corporate background and press releases, is available through Rite Aid’s website at www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook for fiscal 2019; the expected timing and ability to complete the refinancing of Rite Aid’s existing revolving credit facility; the expected timing and the ability to complete the subsequent closings of the sale of the remaining Rite Aid distribution centers and related assets to WBA; Rite Aid’s competitive position and ability to implement new strategies following completion of such transaction with WBA and following the termination of the proposed merger with Albertsons Companies, Inc. (“ACI”); and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to WBA, including the possibility that the transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the pending transactions; risks resulting from the termination of the proposed merger with ACI, including the risk that the termination could have an adverse effect on Rite Aid’s ability to retain customers and retain and hire key personnel and maintain relationships with suppliers and customers and on our operating results and businesses generally; the risk of litigation related to the termination of the merger agreement with ACI or the proposed merger; and potential changes to our strategy following the termination of the proposed merger with ACI, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

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Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA and Pro-Forma Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA and Pro-Forma Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlement, loss on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, loss on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. We further note that the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis.

Rite Aid believes that Pro Forma Adjusted EBITDA is beneficial to investors to reflect what Rite Aid’s financial results would have been had it received all of the fees that it would have earned pursuant to the TSA with WBA for the relevant period. Rite Aid defines Pro Forma Adjusted EBITDA as Adjusted EBITDA plus the fees that would have been earned under the TSA with WBA for the relevant period, and in order to improve comparability.

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4

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	December 1, 2018	March 3, 2018
ASSETS
Current assets:
Cash and cash equivalents	$410,043	$447,334
Accounts receivable, net	1,717,830	1,869,100
Inventories, net of LIFO reserve of $600,401 and $581,090	1,894,274	1,799,539
Prepaid expenses and other current assets	176,439	181,181
Current assets held for sale	131,892	438,137
Total current assets	4,330,478	4,735,291
Property, plant and equipment, net	1,335,740	1,431,246
Goodwill	1,108,135	1,421,120
Other intangibles, net	462,362	590,443
Deferred tax assets	635,416	594,019
Other assets	210,827	217,208
Total assets	$8,082,958	$8,989,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$16,066	$20,761
Accounts payable	1,707,242	1,651,363
Accrued salaries, wages and other current liabilities	997,017	1,231,736
Current liabilities held for sale	—	560,205
Total current liabilities	2,720,325	3,464,065
Long-term debt, less current maturities	3,394,466	3,340,099
Lease financing obligations, less current maturities	26,200	30,775
Other noncurrent liabilities	488,553	553,378
Total liabilities	6,629,544	7,388,317

Commitments and contingencies	—	—
Stockholders’ equity:
Common stock	1,066,902	1,067,318
Additional paid-in capital	4,860,219	4,850,712
Accumulated deficit	(4,440,250)	(4,282,471)
Accumulated other comprehensive loss	(33,457)	(34,549)
Total stockholders’ equity	1,453,414	1,601,010
Total liabilities and stockholders’ equity	$8,082,958	$8,989,327

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended December 1, 2018	Thirteen weeks ended December 2, 2017
Revenues	$5,450,060	$5,353,170
Costs and expenses:
Cost of revenues	4,267,972	4,166,447
Selling, general and administrative expenses	1,142,555	1,166,514
Lease termination and impairment charges	2,628	3,939
Interest expense	56,008	50,308
(Gain) loss on sale of assets, net	(382)	205

	5,468,781	5,387,413

Loss from continuing operations before income taxes	(18,721)	(34,243)
Income tax benefit	(1,471)	(16,061)
Net loss from continuing operations	(17,250)	(18,182)
Net income from discontinued operations, net of tax	12,740	99,213
Net (loss) income	$(4,510)	$81,031

Basic and diluted (loss) income per share:

Numerator for (loss) income per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(17,250)	$(18,182)
Net income from discontinued operations attributable to common stockholders - basic and diluted	12,740	99,213
(Loss) income attributable to common stockholders - basic and diluted	$(4,510)	$81,031

Denominator:
Basic weighted average shares	1,058,395	1,048,502
Outstanding options and restricted shares, net	—	7,367
Diluted weighted average shares	1,058,395	1,055,869

Basic and diluted (loss) income per share
Continuing operations	$(0.02)	$(0.02)
Discontinued operations	$0.02	$0.10
Net basic and diluted (loss) income per share	$(0.00)	$0.08

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended December 1, 2018	Thirty-nine weeks ended December 2, 2017
Revenues	$16,259,912	$16,134,704
Costs and expenses:
Cost of revenues	12,747,924	12,624,365
Selling, general and administrative expenses	3,449,173	3,469,298
Lease termination and impairment charges	52,096	11,090
Goodwill and intangible asset impairment charges	375,190	—
Interest expense	175,033	152,165
Loss on debt retirements, net	554	—
Walgreens Boots Alliance merger termination fee	—	(325,000)
Gain on sale of assets, net	(11,206)	(20,623)

	16,788,764	15,911,295

(Loss) income from continuing operations before income taxes	(528,852)	223,409
Income tax (benefit) expense	(117,527)	89,268
Net (loss) income from continuing operations	(411,325)	134,141
Net income from discontinued operations, net of tax	262,091	42,257
Net (loss) income	$(149,234)	$176,398

Basic and diluted (loss) income per share:

Numerator for (loss) income per share:
Net (loss) income from continuing operations attributable to common stockholders - basic and diluted	$(411,325)	$134,141
Net income from discontinued operations attributable to common stockholders - basic and diluted	262,091	42,257
(Loss) income attributable to common stockholders - basic and diluted	$(149,234)	$176,398

Denominator:
Basic weighted average shares	1,056,488	1,048,342
Outstanding options and restricted shares, net	—	18,948
Diluted weighted average shares	1,056,488	1,067,290

Basic and diluted (loss) income per share
Continuing operations	$(0.39)	$0.13
Discontinued operations	$0.25	$0.04
Net basic and diluted (loss) income per share	$(0.14)	$0.17

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended December 1, 2018	Thirteen weeks ended December 2, 2017

OPERATING ACTIVITIES:
Net (loss) income	$(4,510)	$81,031
Net income from discontinued operations, net of tax	12,740	99,213
Net loss from continuing operations	$(17,250)	$(18,182)
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	86,685	95,764
Lease termination and impairment charges	2,628	3,939
LIFO charge	5,987	6,784
(Gain) loss on sale of assets, net	(382)	205
Stock-based compensation expense	1,317	7,186
Changes in deferred taxes	(1,295)	33,747
Changes in operating assets and liabilities:
Accounts receivable	318,287	68,883
Inventories	(46,839)	(57,277)
Accounts payable	(26,446)	59,670
Other assets	(1,072)	(22,850)
Other liabilities	29,501	(48,894)
Net cash provided by operating activities of continuing operations	351,121	128,975
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(46,653)	(61,700)
Intangible assets acquired	(11,054)	(10,522)
Proceeds from dispositions of assets and investments	72	1,847
Net cash used in investing activities of continuing operations	(57,635)	(70,375)
FINANCING ACTIVITIES:
Net payments to revolver	(90,000)	(74,080)
Principal payments on long-term debt	(3,851)	(2,906)
Change in zero balance cash accounts	1,137	17,405
Net proceeds from the issuance of common stock	992	4,201
Payments for taxes related to net share settlement of equity awards	(175)	(32)
Net cash used in financing activities of continuing operations	(91,897)	(55,412)
Cash flows from discontinued operations:
Operating activities of discontinued operations	14,735	(64,650)
Investing activities of discontinued operations	61,251	233,914
Financing activities of discontinued operations	—	(241,630)
Net cash provided by (used in) discontinued operations	75,986	(72,366)
Increase (decrease) in cash and cash equivalents	277,575	(69,178)
Cash and cash equivalents, beginning of period	132,468	238,978
Cash and cash equivalents, end of period	$410,043	$169,800

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended December 1, 2018	Thirty-nine weeks ended December 2, 2017

OPERATING ACTIVITIES:
Net (loss) income	$(149,234)	$176,398
Net income from discontinued operations, net of tax	262,091	42,257
Net (loss) income from continuing operations	$(411,325)	$134,141
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	270,957	292,448
Lease termination and impairment charges	52,096	11,090
Goodwill and intangible asset impairment charges	375,190	—
LIFO charge	19,311	20,393
Gain on sale of assets, net	(11,206)	(20,623)
Stock-based compensation expense	11,563	22,550
Loss on debt retirements, net	554	—
Changes in deferred taxes	(126,102)	98,597
Changes in operating assets and liabilities:
Accounts receivable	(5,437)	(19,865)
Inventories	(78,489)	(84,731)
Accounts payable	181,497	118,941
Other assets	(12,304)	(30,049)
Other liabilities	(216,086)	(118,442)
Net cash provided by operating activities of continuing operations	50,219	424,450
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(139,218)	(140,816)
Intangible assets acquired	(31,573)	(20,201)
Proceeds from insured loss	—	3,627
Proceeds from dispositions of assets and investments	15,801	19,254
Proceeds from sale-leaseback transactions	2,587	—
Net cash used in investing activities of continuing operations	(152,403)	(138,136)
FINANCING ACTIVITIES:
Net proceeds from (payments to) revolver	1,245,000	(264,080)
Principal payments on long-term debt	(437,597)	(7,292)
Change in zero balance cash accounts	(15,964)	27,594
Net proceeds from the issuance of common stock	2,294	4,416
Payments for taxes related to net share settlement of equity awards	(2,419)	(4,103)
Financing fees paid for early debt redemption	(13)	—
Net cash provided by (used in) financing activities of continuing operations	791,301	(243,465)
Cash flows from discontinued operations:
Operating activities of discontinued operations	(47,268)	(62,294)
Investing activities of discontinued operations	664,653	189,175
Financing activities of discontinued operations	(1,343,793)	(245,340)
Net cash used in discontinued operations	(726,408)	(118,459)
Decrease in cash and cash equivalents	(37,291)	(75,610)
Cash and cash equivalents, beginning of period	447,334	245,410
Cash and cash equivalents, end of period	$410,043	$169,800

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended December 1, 2018	Thirteen weeks ended December 2, 2017

Retail Pharmacy Segment
Revenues from continuing operations (a)	$3,976,719	$3,959,002
Cost of revenues from continuing operations (a)	2,897,135	2,871,114
Gross profit from continuing operations	1,079,584	1,087,888
LIFO charge from continuing operations	5,987	6,784
FIFO gross profit from continuing operations	1,085,571	1,094,672

Gross profit as a percentage of revenues - continuing operations	27.15%	27.48%
LIFO charge as a percentage of revenues - continuing operations	0.15%	0.17%
FIFO gross profit as a percentage of revenues - continuing operations	27.30%	27.65%

Selling, general and administrative expenses from continuing operations	1,062,598	1,086,857
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.72%	27.45%

Cash interest expense	52,074	103,946
Non-cash interest expense	3,934	5,439
Total interest expense	56,008	109,385
Interest expense - continuing operations	56,008	49,929
Interest expense - discontinued operations	—	59,456

Adjusted EBITDA - continuing operations	101,225	101,699
Adjusted EBITDA as a percentage of revenues - continuing operations	2.55%	2.57%

Pharmacy Services Segment
Revenues (a)	$1,525,837	$1,445,140
Cost of revenues (a)	1,423,333	1,346,305
Gross profit	102,504	98,835

Gross profit as a percentage of revenues	6.72%	6.84%

Adjusted EBITDA	41,566	40,363
Adjusted EBITDA as a percentage of revenues	2.72%	2.79%

(a) - Revenues and cost of revenues include $52,496 and $50,972 of inter-segment activity for the thirteen weeks ended December 1, 2018 and December 2, 2017, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING  INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended December 1, 2018	Thirty-nine weeks ended December 2, 2017

Retail Pharmacy Segment
Revenues from continuing operations (a)	$11,785,996	$11,833,195
Cost of revenues from continuing operations (a)	8,585,318	8,629,925
Gross profit from continuing operations	3,200,678	3,203,270
LIFO charge from continuing operations	19,311	20,393
FIFO gross profit from continuing operations	3,219,989	3,223,663

Gross profit as a percentage of revenues - continuing operations	27.16%	27.07%
LIFO charge as a percentage of revenues - continuing operations	0.16%	0.17%
FIFO gross profit as a percentage of revenues - continuing operations	27.32%	27.24%

Selling, general and administrative expenses from continuing operations	3,195,929	3,235,309
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.12%	27.34%

Cash interest expense	167,270	313,576
Non-cash interest expense	12,378	16,349
Total interest expense	179,648	329,925
Interest expense - continuing operations	175,033	151,128
Interest expense - discontinued operations	4,615	178,797

Adjusted EBITDA - continuing operations	308,972	266,777
Adjusted EBITDA as a percentage of revenues - continuing operations	2.62%	2.25%

Pharmacy Services Segment
Revenues (a)	$4,630,410	$4,451,212
Cost of revenues (a)	4,319,100	4,144,143
Gross profit	311,310	307,069

Gross profit as a percentage of revenues	6.72%	6.90%

Adjusted EBITDA	120,392	138,237
Adjusted EBITDA as a percentage of revenues	2.60%	3.11%

(a) - Revenues and cost of revenues include $156,494 and $149,703 of inter-segment activity for the thirty-nine weeks ended December 1, 2018 and December 2, 2017, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended December 1, 2018	Thirteen weeks ended December 2, 2017

Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(17,250)	$(18,182)
Adjustments:
Interest expense	56,008	50,308
Income tax benefit	(1,471)	(16,061)
Depreciation and amortization	86,685	95,764
LIFO charge	5,987	6,784
Lease termination and impairment charges	2,628	3,939
Merger and Acquisition-related costs	4,175	6,550
Stock-based compensation expense	1,317	7,186
Inventory write-downs related to store closings	421	2,055
(Gain) loss on sale of assets, net	(382)	205
Other	4,673	3,514
Adjusted EBITDA - continuing operations	$142,791	$142,062
Percent of revenues - continuing operations	2.62%	2.65%

Pro-forma Adjustments:
Adjustment to reflect a full TSA fee	—	23,800
Pro Forma Adjusted EBITDA - continuing operations	$142,791	$165,862

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended December 1, 2018	Thirty-nine weeks ended December 2, 2017

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income - continuing operations	$(411,325)	$134,141
Adjustments:
Interest expense	175,033	152,165
Income tax (benefit) expense	(117,527)	89,268
Depreciation and amortization	270,957	292,448
LIFO charge	19,311	20,393
Lease termination and impairment charges	52,096	11,090
Goodwill and intangible asset impairment charges	375,190	—
Loss on debt retirements, net	554	—
Merger and Acquisition-related costs	30,394	17,274
Stock-based compensation expense	11,563	22,550
Inventory write-downs related to store closings	5,554	5,821
Litigation settlement	18,000	—
Gain on sale of assets, net	(11,206)	(20,623)
Walgreens Boots Alliance merger termination fee	—	(325,000)
Other	10,770	5,487
Adjusted EBITDA - continuing operations	$429,364	$405,014
Percent of revenues - continuing operations	2.64%	2.51%

Pro-forma Adjustments:
Adjustment to reflect a full TSA fee	—	71,800
Pro Forma Adjusted EBITDA - continuing operations	$429,364	$476,814

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended December 1, 2018	Thirteen weeks ended December 2, 2017

Net loss from continuing operations	$(17,250)	$(18,182)
Add back - Income tax benefit	(1,471)	(16,061)
Loss before income taxes - continuing operations	(18,721)	(34,243)

Adjustments:
Amortization expense	28,768	35,489
LIFO charge	5,987	6,784
Merger and Acquisition-related costs	4,175	6,550

Adjusted income before income taxes - continuing operations	20,209	14,580

Adjusted income tax expense (a)	5,469	6,067
Adjusted net income from continuing operations	$14,740	$8,513

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$14,740	$8,513

Denominator:
Basic weighted average shares	1,058,395	1,048,502
Outstanding options and restricted shares, net	208	7,367
Diluted weighted average shares	1,058,603	1,055,869

Net (loss) income from continuing operations per diluted share - continuing operations	$(0.02)	$(0.02)

Adjusted net income per diluted share - continuing operations	$0.01	$0.01

(a) The fiscal year 2019 and 2018 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of certain state NOL’s, state credits and valuation allowance, was used for the thirteen weeks ended December 1, 2018 and December 2, 2017, respectively.  Note also that the federal tax rate for the thirteen weeks ended December 1, 2018 is 21% compared to 35% for the thirteen weeks ended December 2, 2017.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended December 1, 2018	Thirty-nine weeks ended December 2, 2017

Net (loss) income from continuing operations	$(411,325)	$134,141
Add back - Income tax (benefit) expense	(117,527)	89,268
(Loss) income before income taxes - continuing operations	(528,852)	223,409

Adjustments:
Amortization expense	96,668	112,772
LIFO charge	19,311	20,393
Goodwill and intangible asset impairment charges	375,190	—
Loss on debt retirements, net	554	—
Merger and Acquisition-related costs	30,394	17,274
Litigation settlement	18,000	—
Walgreens Boots Alliance merger termination fee	—	(325,000)

Adjusted income before income taxes - continuing operations	11,265	48,848

Adjusted income tax expense (a)	3,049	20,327
Adjusted net income from continuing operations	$8,216	$28,521

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$8,216	$28,521

Denominator:
Basic weighted average shares	1,056,488	1,048,342
Outstanding options and restricted shares, net	2,484	18,948
Diluted weighted average shares	1,058,972	1,067,290

Net (loss) income from continuing operations per diluted share - continuing operations	$(0.39)	$0.13

Adjusted net income per diluted share - continuing operations	$0.01	$0.03

(a) The fiscal year 2019 and 2018 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of certain state NOL’s, state credits and valuation allowance, was used for the thirty-nine weeks ended December 1, 2018 and December 2, 2017, respectively.  Note also that the federal tax rate for the thirty-nine weeks ended December 1, 2018 is 21% compared to 35% for the thirty-nine weeks ended December 2, 2017.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 2, 2019

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Total Revenues	$21,800,000	$21,950,000

Same store sales	0.50%	1.00%

Gross Capital Expenditures	$250,000	$250,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(485,000)	$(465,000)
Adjustments:
Interest expense	220,000	220,000
Income tax benefit	(140,000)	(135,000)
Depreciation and amortization	360,000	360,000
LIFO charge	35,000	35,000
Lease termination and impairment charges	85,000	85,000
Goodwill and intangible asset impairment charges	375,000	375,000
Merger and Acquisition-related costs	34,000	34,000
Litigation settlement	18,000	18,000
Other	43,000	43,000
Adjusted EBITDA	$545,000	$570,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING MARCH 2, 2019

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Net loss	$(485,000)	$(465,000)
Add back - income tax benefit	(140,000)	(135,000)
Loss before income taxes	(625,000)	(600,000)

Adjustments:
Amortization expense	120,000	120,000
LIFO charge	35,000	35,000
Goodwill and intangible asset impairment charges	375,000	375,000
Merger and Acquisition-related costs	34,000	34,000
Litigation settlement	18,000	18,000

Adjusted loss before adjusted income taxes	(43,000)	(18,000)

Adjusted income tax benefit	(10,000)	(4,000)
Adjusted net loss	$(33,000)	$(14,000)

Diluted adjusted net loss per share	$(0.03)	$(0.01)